UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                         ---------------------------


                                  FORM 8-K


                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported) March 12, 2001
                                                    --------------

                           NEWELL RUBBERMAID INC.
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             (Exact Name of Registrant as Specified in Charter)


        Delaware                 1-9608              36-3514169
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    (State or Other              (Commission         (IRS Employer
    Jurisdiction of              File Number)        Identification No.)
    Incorporation)


          29 East Stephenson Street, Freeport, Illinois 61032-0943
   ----------------------------------------------------------------------
          (Address of Principal Executive Offices)     (Zip Code)



   Registrant's telephone number, including area code     (815) 235-4171
                                                          --------------


   ITEM 5.   OTHER EVENTS.

        Newell Rubbermaid Inc. (the "Company") is filing herewith as
   Exhibit 99.1 Consolidated Financial Statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations of Newell Rubbermaid Inc. for the fiscal year ended December 31, 2000.

        The Company is also filing herewith as Exhibit 99.2 the current Newell Safe Harbor Statement for Forward-Looking Statements.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

             (a)  Not applicable.

             (b)  Not applicable.

             (c)  Exhibits.

                  23.1  Consent of Arthur Andersen LLP.

                  23.2  Consent of KPMG LLP.

                  99.1 Newell Rubbermaid Inc. Consolidated Financial
                       Statements and Management's Discussion and
                       Analysis of Financial Condition and Results of Operations for the Year Ended December 31, 2000.

                  99.2 Newell Rubbermaid Inc. Safe Harbor Statement for
                       Forward-Looking Statements.



                                 SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 NEWELL RUBBERMAID INC.
                                 (Registrant)


                                           /s/ Andrea L. Horne
        Date: March 12, 2001          By: ------------------------------
                                           Andrea L. Horne
                                           Vice President   Corporate
                                           Development


                                EXHIBIT INDEX


        Exhibit
        No.            Description
        -------        -----------

        23.1           Consent of Arthur Andersen LLP.

        23.2           Consent of KPMG LLP.

        99.1 Newell Rubbermaid Inc. Consolidated Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations for the Year Ended December 31, 2000.

        99.2 Newell Rubbermaid Inc. Safe Harbor Statement for Forward-Looking Statements.